UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 22, 2018

WASHINGTON TRUST BANCORP, INC.
(Exact Name of Registrant as Specified in Charter)

Rhode Island	001-32991	05-0404671
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

23 Broad Street
Westerly, Rhode Island	02891
(Address of Principal Executive Offices)	(Zip Code)

(401) 348-1200
(Registrant's telephone number, including area code)

N/A
(Former name or address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the
Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;
Compensatory Arrangements of Certain Officers

On January 22, 2018, the Board of Directors of Washington Trust Bancorp, Inc. (the “Corporation”) accepted the resignation of Barry G. Hittner, to be effective April 23, 2018.  The Corporation’s corporate governance guidelines, consistent with the By-laws, require any director who attains age 72 to resign from the Board of Directors as of the Annual Meeting of Shareholders following such director’s 72nd birthday.  Mr. Hittner will reach age 72 prior to the 2018 Annual Meeting of Shareholders, which will be held on April 24, 2018.

Mr. Hittner is a member of the class of directors with a term expiring at the 2019 Annual Meeting of Shareholders (the “2019 Class”). In anticipation of the resignation of Victor J. Orsinger II, a member of the class of directors with a term expiring at the 2018 Annual Meeting of Shareholders (the “2018 Class”), at the 2019 Annual Meeting of Shareholders, the Board determined, effective April 23, 2018, to move Mr. Orsinger from the 2018 Class to the 2019 Class. Accordingly, effective April 23, 2018, Mr. Orsinger resigned as a director and the Board appointed Mr. Orsinger to the Board as 2019 Class director. Mr. Orsinger will continue to serve on the Executive Committee and the Nominating and Corporate Governance Committee. The resignation and reappointment of Mr. Orsinger is being effected solely to rebalance the Board classes in light of anticipated director retirements and in accordance with the Corporation’s Amended and Restated Articles of Incorporation, as amended, and for all other purposes, including vesting and other compensation matters, Mr. Orsinger’s service on the Board will be deemed to have continued uninterrupted.

Item 8.01	Other Events

On January 24, 2018, the Corporation issued a press release announcing that the 2018 Annual Meeting of Shareholders will be held on Tuesday, April 24, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WASHINGTON TRUST BANCORP, INC.
Date: January 25, 2018	By:	/s/ David V. Devault
David V. Devault
Vice Chair, Secretary and Chief Financial Officer